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                                                                [EXECUTION COPY]


                     AMENDED AND RESTATED PLEDGE AGREEMENT

         This AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of March 31, 1998, by EVENFLO & SPALDING HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), the undersigned Subsidiaries of the Borrower (each a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors") and each other Person which may from time to time hereafter become a party hereto pursuant to Section 16 (each an "Additional Pledgor" and collectively, the "Additional Pledgors", and, together with; the Borrower and the Subsidiary Pledgors, collectively, the "Pledgors"), in favor of BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION ("BofA"), as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") from time to time parties to the Credit Agreement, dated as of September 30, 1996 (as amended by the First Amendment to Credit Agreement, dated as of December 11, 1996, and as the same may be otherwise amended, amended and restated, supplemented or modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, BofA, as swing line lender and as fronting lender, Merrill Lynch Capital Corporation, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders, NationsBank N.A. South, as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, the several financial institutions specifically identified as Co-Agents on the signature pages thereof and the Administrative Agent, for the ratable benefit of the Secured Creditors (as defined below).


                              W I T N E S S E T H:


         WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Credit Extensions (such capitalized term, and other capitalized terms used in these recitals, to have the meanings set forth, or defined by reference, in Section 1) to the Borrower upon the terms of and subject to the conditions set forth therein and (b) one or more Lenders (including those of its Affiliates that have appointed the Administrative Agent to act on such Affiliate's behalf hereunder on terms substantially similar to those set forth in Article X of the Credit Agreement, including the provisions relating to exculpation and indemnification therein) may from time to time enter into Swap Contracts with the Borrower (such Affiliates, together with such Lenders, the Administrative Agent, the Documentation Agent, the Syndication Agent, being referred to herein as "Secured Creditors");

         WHEREAS, the Borrower and the Administrative Agent are parties to the Pledge Agreement, dated as of September 30, 1996 (as the same may have heretofore been amended, amended and restated, supplemented or otherwise modified, the "Existing Pledge Agreement");

         WHEREAS, (a) the Borrower owns 100% of the capital stock of each Subsidiary Pledgor and (b) each Subsidiary Pledgor has, pursuant to the Guaranty (as the same may be amended, supplemented or otherwise modified), guaranteed to the Administrative Agent, for the ratable benefit of the Secured Creditors and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations;





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         WHEREAS, the proceeds of the Credit Extensions will be used in part to enable the Borrower to make valuable transfers to the Subsidiary Pledgors in connection with the operation of their respective businesses;

         WHEREAS, the Borrower and the Subsidiary Pledgors are engaged in related businesses, and each Pledgor will derive substantial direct and indirect benefit from the making of the Credit Extensions;

         WHEREAS, it is a condition precedent to the obligation of the Lenders to continue to make their respective Credit Extensions to the Borrower under the Credit Agreement that the Borrower and the Subsidiary Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Secured Creditors; and

         WHEREAS, each Pledgor is the legal and beneficial owner of the shares of stock (the "Pledged Shares") described on Schedule I hereto and attributed to such Pledgor (as the same may be supplemented from time to time in accordance with the requirements of the Credit Agreement) and issued by the corporations named therein, which Pledged Shares constitute the percentage of all the issued and outstanding shares of capital stock of such corporations identified on such Schedule I;

         NOW, THEREFORE, in consideration of the premises and to induce the Secured Creditors to make additional Credit Extensions and as consideration for Credit Extensions previously made and in consideration of the agreements set forth in Amendment No. 2 to the Credit Agreement, each of the Pledgors hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Creditors, to amend and restate the Existing Pledge Agreement as follows:

         1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) "Existing Pledge Agreement" is defined in the second recital.

         (c) "Liquidity Creditors" means those Persons parties to the Liquidity Facility other than the borrower thereunder.

         (d) "Liquidity Pledge Agreement" means the Pledge Agreement, dated as of March 30, 1998 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time), entered into by the Pledgors in favor of BofA, as administrative agent under the Liquidity Facility, for the ratable benefit of the Liquidity Creditors.

         (e) "Obligations" means the collective reference to (i) the unpaid principal of and interest on the Credit Extensions and all other obligations and liabilities of the Borrower to the Administrative Agent or any Lender (including, without limitation, interest accruing at the then-applicable rate provided in the Credit Agreement after the maturity of the Credit Extensions and interest accruing at the then-applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents, the Letters of Credit, Acceptances or any other documents made, delivered or given in connection





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therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower or any Subsidiary Pledgor pursuant to the terms of the Credit Agreement or any other Loan Document), (ii) all obligations and liabilities of the Borrower to any Secured Creditor, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, out of, or in connection with, any Swap Contract or any other document made, delivered or given in connection therewith and (iii) all obligations of each Obligor (other than the Borrower) now or hereafter existing under this Pledge Agreement and each other Loan Document to which it is or may become a party.

         (f) "Pledge Agreement" means this Amended and Restated Pledge Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

         (g) "Pledged Note Issuer" means each Person identified on Schedule II hereto as the issuer of the Pledged Note identified opposite the name of such Person.

         (h) "Pledged Notes" means all promissory notes of any Pledged Note Issuer in the form or substantially the form of Exhibit A hereto which are delivered by each Pledgor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 8, are amended, supplemented, restated or otherwise modified from time to time together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

         (i) "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due with respect thereto, all other instruments which are now being delivered by the Pledgor to the Administrative Agent or may from time to time hereafter be delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

         (j) "Shared Collateral" means the capital stock of Spalding & Evenflo Companies, Inc., a Delaware corporation (and proceeds thereof) pledged by the Borrower (i) hereunder to the Administrative Agent on behalf of the Secured Creditors and (ii) pursuant to the Liquidity Pledge Agreement.

         (k) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section references are to Sections of this Pledge Agreement unless otherwise specified. The word "including" is not limiting and means "including without limitation".

         (l) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Grant of Security. Each Pledgor hereby assigns, pledges and transfers to the Administrative Agent for the ratable benefit of the Secured Creditors, and hereby grants to the Administrative Agent




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for the ratable benefit of the Secured Creditors, a security interest in, the following, whether now owned or existing or hereafter acquired or existing (collectively, the "Collateral"):

         (a)  all promissory notes of each Pledged Note Issuer identified in
Schedule II;

         (b)  all other Pledged Notes issued from time to time;

         (c) the Pledged Shares and the certificates representing the Pledged Shares, any other issued and outstanding shares of the "issuers" listed on
Schedule I, and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares or any such other shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and any such other shares; and

         (d) to the extent not covered by clause (a) above, all proceeds of any or all of the foregoing Collateral. For purposes of this Pledge Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to such Pledgor or the Administrative Agent from time to time with respect to any of the Collateral.

         3. Security for Obligations. This Pledge Agreement secures the payment of all Obligations. Without limiting the generality of the foregoing, this Pledge Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Obligors to the Administrative Agent or the Secured Creditors under the Loan Documents and any Swap Contracts but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any such Obligor.

         4. Delivery of the Collateral. All certificates or instruments, if any, representing or evidencing the Shared Collateral and all Pledged Notes, shall be delivered to and held by or on behalf of (and in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, as to Collateral existing on the date hereof, on the date hereof and, as to Collateral coming into existence after the date hereof, promptly following the creation thereof, and, in each case, shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default and without notice to any Pledgor, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Shares.

         5. Representations and Warranties. Each Pledgor hereby represents and warrants to each Secured Creditor as follows:

         (i) The Pledged Shares set forth on Schedule I hereto represent on the date hereof the percentage of all the issued and outstanding capital stock of each direct Material Subsidiary of the Borrower as identified on such
Schedule I.





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         (ii)  Each of the Pledgors is the legal and beneficial owner of the
Collateral, as indicated on Schedule I, pledged or assigned by such Pledgor hereunder free and clear of any Lien, except for the Lien and security interest
(A) created by this Pledge Agreement, (B) as to the Shared Collateral only, created by the Liquidity Pledge Agreement, or (C) Liens permitted under Section 8.

         (iii) As of the date of this Pledge Agreement, the Pledged Shares pledged by each Pledgor hereunder have been duly authorized and validly issued and are fully paid and non-assessable.

         (iv) As of the date of this Pledge Agreement, no Pledged Share is uncertificated.

         (v) The execution and delivery by the Pledgors of this Pledge Agreement and the pledge of the Collateral pledged by such Pledgors hereunder pursuant hereto create a valid and perfected second priority security interest and security entitlement in the Collateral (other than the Shared Collateral) in favor of the Administrative Agent, subject only to the Lien thereon granted pursuant to the Liquidity Pledge Agreement, on behalf of the Secured Creditors, securing the payment of the Obligations. As to the Shared Collateral only, the execution and delivery by the Borrower of this Pledge Agreement and the pledge of the Shared Collateral by the Borrower hereunder create a valid and perfected first priority, pari passu, security interest and security entitlement in the Shared Collateral (equal in priority to the Lien created pursuant to the Liquidity Pledge Agreement and subject to no other Liens) in favor of the Administrative Agent, on behalf of the Secured Creditors, securing the payment of the Obligations.

         (vi) In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

         (vii) Each Pledgor has full power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Pledge Agreement and such Pledgor will defend its and the Administrative Agent's title or interest thereto or therein (and in the proceeds thereof) against any and all Liens (other than (A) the Lien of this Pledge Agreement, (B) as to the Shared Collateral only, the first priority, pari passu, Lien granted by the Borrower pursuant to the Liquidity Pledge Agreement and (C) as to the Collateral other than the Shared Collateral, the first priority Lien granted pursuant to the Liquidity Pledge Agreement), however arising, and all persons whomsoever.

         (viii) The Borrower has furnished to the Administrative Agent true and complete copies as of the date hereof of the charter and/or other organizational documents of, and the bylaws of each Subsidiary any of the shares of capital stock of which constitute Pledged Shares the Borrower is not a party as of the date hereof to any shareholder agreement or other arrangement affecting the voting rights of any capital stock of any such Subsidiary.

         6. Further Assurances. Each Pledgor agrees that (a) at any time and from time to time, at the expense of such Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral and (b) at any time when any Pledged Shares shall become uncertificated, the Pledgors and the Administrative Agent shall enter into good faith negotiations to effectuate the






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provisions of Article 8 of the UCC such that the Administrative Agent's second priority, in the case of the Collateral other than the Shared Collateral, and first priority, pari passu, in the case of the Shared Collateral only, security interests granted hereunder shall be maintained. The Borrower agrees to notify the Administrative Agent in writing on a monthly basis, such notice to be delivered concurrently with the reports delivered by the Borrower to the Administrative Agent in accordance with Section 7.1(c) of the Credit Agreement of the amounts of intercompany indebtedness owing to the Borrower and the identity of each Subsidiary obligated to repay the same.

         7. Voting Rights; Dividends and Distributions; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

                 (i) The Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral (as applicable) or any part thereof for any purpose not prohibited by the terms of this Pledge Agreement or the other Loan Documents.

                 (ii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to any Pledgor (at such Pledgor's expense) all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

         (b) Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien of this Pledge Agreement, any and all dividends, distributions and interest paid in respect of the Collateral (as applicable); provided, however, that any and all dividends and other distributions in equity securities included in the Collateral shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Collateral and shall, if received by a Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

         (c) Upon written notice to any Pledgor by the Administrative Agent following the occurrence and during the continuance of an Event of Default:

                 (i) all rights of such Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuance of such Event of Default;

                 (ii) all rights of such Pledgor to receive the dividends, distributions, principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(b) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments during the continuance of such Event of Default;

                 (iii) all dividends, principal and interest payments that are received by such Pledgor contrary to the provisions of Section 7(b) shall be received in trust for the benefit of the Administrative





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Agent, shall be segregated from other funds of such Pledgor and shall forthwith be paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsements); and

                 (iv) in order to permit the Administrative Agent to receive all dividends and other distributions to which it may be entitled under Section 7(b), to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 7(c)(i), and to receive all dividends, distributions, principal and interest payments and other distributions that it may be entitled to receive under Section 7(c)(ii), such Pledgor shall, if necessary, upon written notice from the Administrative Agent, from time to time execute and deliver to the Administrative Agent, appropriate proxies, dividend payment orders and other instruments as the Administrative Agent may reasonably request.

         8. Transfers and Other Liens; Additional Collateral; Documents; Etc. No Pledgor shall:

         (a) (i) except as permitted by the Credit Agreement, sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for (A) the Lien of this Pledge Agreement, (B) as to the Shared Collateral only, the first priority, pari passu, Lien granted by the Borrower pursuant to the Liquidity Pledge Agreement and (C) as to the Collateral other than the Shared Collateral, the first priority Lien granted pursuant to the Liquidity Pledge Agreement, provided that in the event such Pledgor sells or otherwise transfers assets as permitted by the Credit Agreement in accordance with the terms of the Credit Agreement and such assets are or include Collateral, the Administrative Agent shall (at the expense of such Pledgor) release such Collateral to such Pledgor free and clear of the lien and security interest under this Pledge Agreement concurrently with the consummation of such sale;

         (b) (i) except as may be permitted by the Credit Agreement, cause any issuer of Pledged Shares pledged by such Pledgor to issue any stock or other securities in substitution for the Pledged Shares issued by such issuer, except to such Pledgor, (ii) fail to pledge hereunder, immediately upon the issuance thereof, any and all additional shares of stock or other securities of each such issuer of Pledged Shares and (iii) permit the issuance of any additional shares of stock of such issuer unless permitted by the Credit Agreement and, if so permitted, any proceeds thereof required to be applied under the Credit Agreement are so applied in accordance therewith or, if any such additional shares are issued to such Pledgor, such additional shares are immediately pledged hereunder upon the issuance thereof;

         (c) amend, supplement or otherwise modify, or permit the amendment, supplementation or other modification of, the charter or other organizational documents or the bylaws of any entity any of the capital stock of which constitute Pledged Shares of such Pledgor in any respect that would be materially adverse to the interests or position of the Administrative Agent or the Secured Creditors hereunder or in connection herewith, nor shall it, nor shall it permit any entity any of the capital stock of which constitutes Pledged Shares to, enter into or agree to any shareholder or other agreement that would be materially adverse to the interests or position of the Administrative Agent or the Secured Creditors hereunder or in connection herewith; and

         (d) enter into any agreement amending any provision of any Pledged Note or forgive the obligation of the maker thereof to repay any principal or interest due and owing thereunder;





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provided, however, that notwithstanding any provision to the contrary contained herein or in any other Loan Document, the Borrower shall, at all times during the period from the date hereof until the payment in full in cash of the Obligations, the termination of all Commitments, the termination or expiration of all Letters of Credit and Swap Contracts and the maturing of all Acceptances, have pledged to the Administrative Agent for the ratable benefit of the Secured Creditors pursuant to the terms of this Pledge Agreement all of the outstanding shares of the capital stock of each Material Subsidiary of the Borrower, provided that, in the event such Subsidiary is a Foreign Subsidiary, the Borrower shall not be required to have so pledged to the Administrative Agent more than 65% of the outstanding shares of the capital stock of such Subsidiary.

         9. Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Administrative Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise to take any action and to execute any instrument, in each case after the occurrence and during the continuance of an Event of Default, that the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same and otherwise to collect on any Collateral or enforce the rights of the Administrative Agent with respect thereto. Each Pledgor hereby acknowledges, consents and agrees that this power of attorney is irrevocable and coupled with an interest.

         10. The Administrative Agent's Duties. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Administrative Agent or any Secured Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property or if the Administrative Agent decides to take any action for such purpose that has been requested by any Pledgor (it being understood and agreed that the failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care and that the Administrative Agent is not obligated to comply with any such request unless otherwise required to do so hereunder or under the Credit Agreement).

         11. Remedies. If any Event of Default shall have occurred and be continuing:

         (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured creditor upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "UCC") and also may without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker's board or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, at such price or





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prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Pledgor hereby waives any claim against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

         (b) Subject to Section 18 hereof, all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any amounts payable to the Administrative Agent pursuant to Sections
11.4 and 11.5 of the Credit Agreement) as follows:

                 First, to the payment of the reasonable costs and expenses of the Administrative Agent as set forth in Sections 7.4 and 15;

                 Second, to the payment of all amounts of the Obligations owed to the Secured Creditors in respect of Credit Extensions made by them, pro rata as among the Secured Creditors in accordance with the amount of such Obligations owed to them;

                 Third, ratably against Obligations consisting of unpaid and outstanding principal of the Loans, Obligations then due and owing under all outstanding Swap Contracts and Obligations consisting of unreimbursed and owing Special Facility Obligations and other similar obligations;

                 Fourth, to collateralize Obligations consisting of Special Facility Obligations and other similar obligations; and

                 Fifth, against any other remaining Obligations.

The Administrative Agent may assume that no Obligations are outstanding with respect to Swap Contracts unless it has received written notice thereof in accordance with this Pledge Agreement prior to any such application by it, and if so notified may rely upon and deal with the Secured Creditor party to such Swap Contract as to Obligations thereunder. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Obligations (other than indemnities, costs and expenses that survive termination of a Loan Document but as to which demand for payment has not then been made), the termination of all Commitments, the termination or expiration of all Letters of Credit and the maturity of all Acceptances shall be paid over to the




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applicable Pledgor or to any other Person notified in writing to the
Administrative Agent that may be lawfully entitled to receive such surplus.

         (c) The Administrative Agent may exercise any and all rights and remedies of each Pledgor in respect of the Collateral.

         (d) All payments received by any Pledgor after the occurrence and during the continuance of an Event of Default in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Pledgor and, upon written notice to such Pledgor from the Administrative Agent, shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement).

         (e)  Each Pledgor shall remain liable to the extent of any deficiency.

         (f) Each Pledgor agrees that in any sale of any of the Collateral in the exercise of remedies hereunder whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is reasonably necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and such Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         12. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against such Pledgor and without notice to or further assent by such Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent or any Secured Creditor may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Secured Creditor, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith and the Swap Contracts and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Majority Lenders under the terms of the Credit Agreement, as the case may be or, in the case of any Swap Contracts, the Secured Creditor party thereto) may deem advisable from time to time (in accordance with the Credit Agreement), and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Secured Creditor for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Secured Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Pledge Agreement or any property subject thereto. When making any demand hereunder against any Pledgor, the Administrative Agent or any Secured Creditor may, but shall be under no obligation to, make a similar demand on any other pledgor, or any other provider of collateral or guarantor, and any failure by the Administrative Agent or any Secured Creditor to make any such demand or to collect any payments from such Pledgor or any other pledgor, provider of collateral or guarantor, and any release of such Pledgor or any other pledgor, provider of collateral or guarantor shall not relieve such Pledgor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Secured Creditor against such Pledgor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         13. Continuing Security Interest, Assignments Under the Credit Agreement. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (a) unless the Pledgors and the Administrative Agent otherwise agree, remain in full force and effect until the payment in full in cash of the Obligations (other than indemnities, costs and expenses that survive termination of a Loan Document but as to which demand for payment has not then been made) and the termination of all Commitments, the termination or expiration of all Letters of Credit and the maturing of all Acceptances, notwithstanding that from time to time prior thereto the Pledgors may be free from any Obligations, (b) be binding upon each Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Secured Creditors and their respective successors, transferees and assigns.

Without limiting the foregoing clause (c), any Secured Creditor may assign or otherwise transfer (in whole or in part) any Note, Loan or other Obligation held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Creditor under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.8 and Article X of the Credit Agreement.

         14. Reinstatement. This Pledge Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Creditor upon the filing or commencement of any Insolvency Proceeding in respect of any Pledgor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, such Pledgor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         15. Notices. All notices, requests and demands to or upon the Secured Creditors or the Pledgors under this Pledge Agreement shall be given or made in accordance with Section 11.2 of the Credit Agreement and addressed as follows:

                 (a) if to any Pledgor other than the Borrower, in care of the Borrower in accordance with Section 11.2 of the Credit Agreement

                 (b) if to the Borrower, in accordance with Section 11.2 of the Credit Agreement; and

                 (c)  if to any Secured Creditor, in accordance with Section
         11.2 of the Credit Agreement.

         16. Additional Pledgors. Upon the execution and delivery by any other Person of an instrument in the form of Annex 1 hereto, such Person shall become a "Pledgor" hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

         17. Foreign Pledgor Supplements. This Pledge Agreement may be supplemented from time to time by Foreign Subsidiary Pledge Supplements as to pledges of capital stock of Foreign Subsidiaries which supplements shall make express reference to this Pledge Agreement.

         18. Intercreditor Arrangements. For perfection purposes only, the Administrative Agent shall be deemed to be holding the Shared Collateral hereunder on behalf of both the Secured Creditors and the Liquidity Creditors on a first priority, pari passu, basis. In furtherance of the foregoing, the Administrative Agent shall be deemed to have all the benefits of appointment, authorization, exculpation and indemnity provided to the administrative agent under the Liquidity Facility mutatis mutandis.

         19. Counterparts. This Pledge Agreement may be executed by the Pledgors and the Administrative Agent on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Pledge Agreement signed by the Pledgors and the Administrative Agent shall be lodged with the Administrative Agent and the Borrower.

         20. Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         21. Integration; Loan Document. This Pledge Agreement represents the entire agreement of the Pledgors and the Administrative Agent with respect to the subject matter hereof and there are no agreements relative to the subject matter hereof not reflected herein or, to the extent expressly referred to herein, in the other Loan Documents. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         22. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Pledgor and the Administrative Agent in accordance with Section 11.1 of the Credit Agreement.

         (b) Neither the Administrative Agent nor any Secured Creditor shall by any act (except by a written instrument pursuant to Section 22(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Creditor, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such Secured Creditor would otherwise have on any future occasion.


         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.

         24. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Pledge Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Pledge Agreement shall affect any right that any Pledgor or any Secured Creditor may otherwise have to bring any action or proceeding relating to this Pledge Agreement or the other Loan Documents against any Pledgor or any Secured Creditor or its properties in the courts of any jurisdiction.

                 (b) Each Pledgor and each Secured Creditor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Pledge Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                 (c) Each party to this Pledge Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Pledge Agreement will affect the right of any party to this Pledge Agreement to serve process in any other manner permitted by law.

         25. Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         26. Successors and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Administrative Agent and the Secured Creditors and their successors and assigns, except no Pledgor may assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Administrative Agent.

         27. Protection of Collateral. The Administrative Agent may from time to time take any action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein, and at any time after and during the continuance of an Event of Default, the Administrative Agent may from time to time, at its option and at the expense of the applicable Pledgor, perform any act which such Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform.

         28. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.



                                              EVENFLO & SPALDING HOLDINGS
                                                CORPORATION
                                              SPALDING & EVENFLO COMPANIES, INC.
                                              EVENFLO COMPANY, INC.
                                              ETONIC WORLDWIDE CORPORATION
                                              LISCO, INC.
                                              S&E FINANCE CO., INC.
                                              SPALDING SPORTS CENTERS, INC.
                                              ETONIC LISCO, INC.
                                              LISCO FURNITURE, INC.
                                              LISCO FEEDING, INC.
                                              LISCO SPORTS, INC.


                                              By: ______________________________
                                                  Name:  W. Michael Kipphut
                                                  Title: Treasurer and
                                                         Vice President


                                              S&E FINANCE CO., INC.


                                              By: ______________________________
                                                  Name:  Paul L. Whiting
                                                  Title: President and CEO


                                              BANK OF AMERICA NATIONAL
                                                TRUST & SAVINGS ASSOCIATION,
                                                as Administrative Agent


                                              By: ______________________________
                                                  Name:
                                                  Title:

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA NATIONAL
  TRUST & SAVINGS ASSOCIATION,
  as Administrative Agent under the
  Liquidity Facility, on behalf of
  the lenders thereunder


By: ______________________________
    Name:
    Title:

                                                                      SCHEDULE I
                                                         TO THE PLEDGE AGREEMENT

                                 PLEDGED SHARES

                                                                                                                        Percentage
                                                                                         Stock                             of
                                                                     Class of         Certificate     Number of         Outstanding
 Pledgor                         Issuer                           Stock/Par Value        No(s)         Shares             Shares
 ------                          ------                           ---------------        -----         ------             ------
 Evenflo & Spalding Holdings     Spalding & Evenflo Companies,        Common              C 2              190,000         100%
 Corporation                     Inc.                               Stock/$1.00


 Spalding & Evenflo
 Companies, Inc.

 [SUBSIDIARIES]


                                                                     SCHEDULE II
                                                         TO THE PLEDGE AGREEMENT





                                 PLEDGED NOTES

Pledged Note Issuer                        Description
-------------------                        -----------

                                                                      ANNEX 1 TO
                                                                PLEDGE AGREEMENT



                 SUPPLEMENT NO.        dated as of                      , to
                 the Pledge Agreement dated as of March 31, 1998 (the "Pledge Agreement"), among EVENFLO & SPALDING HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), each of the Subsidiaries (such term and each other capitalized term used but not defined herein having the meaning given it in the Pledge Agreement) and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent") for the Secured Creditors.

                 A. Reference is made to the Credit Agreement, dated as of September 30, 1996 (as amended by the First Amendment to Credit Agreement, dated as of December 11, 1996, and as the same may be otherwise amended, amended and restated, supplemented or modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, the Documentation Agent, Syndication Agent, the several financial institutions specifically identified as Co-Agents on the signature pages thereof and the Administrative Agent.

                 B. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Credit Extensions pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to the Credit Agreement, each Material Subsidiary that was not in existence or not a Material Subsidiary on the date thereof is required to enter into the Pledge Agreement as a Pledgor upon becoming a Material Subsidiary.
Section 16 of the Pledge Agreement provides that additional Persons may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Pledgor") is a Material Subsidiary of the Borrower and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Credit Extensions and as consideration for Credit Extensions previously made.

                 Accordingly, the Administrative Agent and the New Pledgor agree as follows:

                 SECTION 1. In accordance with Section 16 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

                 SECTION 2. The New Pledgor represents and warrants to the Secured Creditors that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws effecting creditors' rights generally and equitable principles of general applicability.

                 SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Administrative Agent.

                 SECTION 4. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

                 SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                 SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature, with a copy to the Borrower.

         IN WITNESS WHEREOF, the New Pledgor and the Administrative Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                              [NAME OF NEW PLEDGOR]



                                              By: ______________________________
                                                  Name:
                                                  Title:

                                              Address: ________________________

                                                      _________________________

                                              Fax No.: _________________________

                                              Attention:________________________

                                              BANK OF AMERICA NATIONAL SAVINGS
                                                & TRUST ASSOCIATION, as
                                                Administrative Agent



                                              By: ______________________________
                                                  Name:
                                                  Title:

                                              Address: ________________________

                                                       ________________________

                                              Fax No.: _________________________

                                              Attention:________________________

                                                                       EXHIBIT A
                                                             TO PLEDGE AGREEMENT

                                PROMISSORY NOTE


                                                         _________________, 19__



          FOR VALUE RECEIVED, the undersigned, ______________, a
_______________ corporation (the "Maker"), promises to pay to the order of EVENFLO & SPALDING HOLDINGS CORPORATION, a Delaware corporation (the "Payee"), on DEMAND, advances made from time to time pursuant to intercompany loans made by the Payee to the Maker.

          The unpaid principal amount of this promissory note (this "Note") from time to time outstanding shall bear interest at a rate of interest determined by the Payee from time to time, which the Maker represents to be a lawful and commercially reasonable rate, payable quarterly, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee and notified to the Maker and shall be recorded on the grid attached hereto by the holder hereof (including the Administrative Agent as pledgee). Upon notice from the Administrative Agent (hereinafter defined) that a Default (as defined in the Credit Agreement, hereinafter defined) of the nature referred to in Section 9.1(f) or (g) of the Credit Agreement or an Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Administrative Agent shall direct in such notice.

          This Note is one of the notes referred to in, and evidences Indebtedness incurred pursuant to clause (c) of Section 8.4 of the Credit Agreement. Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the Indebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          Reference is made to the Credit Agreement for a description of the Pledge Agreement pursuant to which this Note has been pledged to the Administrative Agent as security for the Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

          In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder

(including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                           [Name of Maker]



                                           By _____________________________
                                            Title:_________________________

                                           Pay to the order of ____________


                                           EVENFLO & SPALDING HOLDINGS
                                             CORPORATION


                                             By: __________________________
                                                 Title:

                                      GRID

          Intercompany Loans made by Evenflo & Spalding Holdings Corporation to ________________ and payments of principal of such Loans.



                           Amount of               Amount of               Outstanding
                         Intercompany               Principal               Principal          Notation Made
        Date                 Loan                    Payment                 Balance                By
--------------------------------------------------------------------------------------------------------------------

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